                                                                      Exhibit 24

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.

                                                /s/  George E. Wardeberg
                                              ----------------------------------
                                              George E. Wardeberg

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 12th day of February, 2002.

                                                /s/  Ted D. Kellner
                                               --------------------------------
                                               Ted D. Kellner

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.

                                                /s/  Wendell F. Bueche
                                              ----------------------------------
                                              Wendell F. Bueche

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.

                                              /s/  Robert A. Schaefer
                                             -----------------------------------
                                             Robert A. Schaefer

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 27th day of February, 2002.

                                               /s/  D.J. Kuester
                                             -----------------------------------
                                             D.J. Kuester

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.




                                               /s/ Oscar C. Boldt
                                              ----------------------------------
                                              Oscar C. Boldt

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.




                                                   /s/ Burleigh E. Jacobs
                                                  ------------------------------
                                                  Burleigh E. Jacobs

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.




                                                      /s/ Jon F. Chait
                                                     ---------------------------
                                                     Jon F. Chait

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.




                                                      /s/ Richard A. Abdoo
                                                     ---------------------------
                                                     Richard A. Abdoo

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 26th day of February, 2002.




                                                      /s/ J.B. Wigdale
                                                     ---------------------------
                                                     J.B. Wigdale

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.




                                                      /s/ Katharine C. Lyall
                                                     ---------------------------
                                                     Katharine C. Lyall

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.

                                                      /s/ John S. Shiely
                                                     ---------------------------
                                                     John S. Shiely

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.




                                                      /s/ Timothy E. Hoeksema
                                                     ---------------------------
                                                     Timothy E. Hoeksema

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.




                                                      /s/ Peter M. Platten, III
                                                     ---------------------------
                                                     Peter M. Platten, III

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

         The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

         Dated this 21st day of February, 2002.




                                                      /s/ James F. Kress
                                                     ---------------------------
                                                     James F. Kress

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

     The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 21st day of February, 2002.

                                              /s/ San W. Orr, Jr.
                                             -----------------------------------
                                              San W. Orr, Jr.

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

     The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 21st day of February, 2002.

                                                      /s/ Edward L. Meyer, Jr.
                                                     ---------------------------
                                                     Edward L. Meyer, Jr.

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

     The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 21st day of February, 2002.

                                                       /s/ Bruce E. Jacobs
                                                     ---------------------------
                                                     Bruce E. Jacobs

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

     The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 21st day of February, 2002.

                                                      /s/ Donald R. Johnson
                                                     ---------------------------
                                                     Donald R. Johnson

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

     The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 22nd day of February, 2002.

                                                      /s/ James A. Urdan
                                                     ---------------------------
                                                     James A. Urdan

                          DIRECTOR'S POWER OF ATTORNEY
                                (2001 Form 10-K)

     The undersigned director of Marshall & Ilsley Corporation designates each of D.J. Kuester and M.F. Furlong, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 21st day of February, 2002.

                                                      /s/ David L. Andreas
                                                     ---------------------------
                                                     David L. Andreas